                                                                      EXHIBIT 12

Schedule of Affiliated Company Transactions
AIM Constellation Fund


                                             Share Balance                                         Realized
                                              October 31,      Purchase           Sales              Gain               Dividend
           Name Of Issuer                        1996            Cost              Cost             (Loss)               Income
-----------------------------------------------------------------------------------------------------------------------------------
Aames Financial Corp.                           309,100     $25,344,614.00     $16,660,535.00   $ (1,230,690.00)     $   113,461.50
American HomePatient Inc.                       750,000               --                 --                --                  --
ACT Networks, Inc.                              500,000               --       $19,000,000.00   $(11,829,316.54)               --
American Radio Systems Corp.                    650,000               --       $20,225,821.50   $  3,684,285.55                --
Apple South, Inc.                               500,000     $22,571,676.60               --                --        $    37,700.00
Applebee's International, Inc.                  843,600     $21,643,403.00               --                --        $    70,000.00
Apria Healthcare Group, Inc.                  1,750,000               --       $40,081,903.20   $ (9,088,129.69)               --
Billing Information Concepts                    400,000     $ 9,189,578.74               --                --                  --
CapMAC Holdings Inc.                            850,000     $         --       $12,126,004.60   $    381,905.99      $    68,000.00
CDW Computer Centers, Inc.                      650,000     $27,312,566.16               --                --                  --
Cerner Corp.                                       --       $39,096,183.13               --                --                  --
Chancellor Corp.-Class A                         500,000               --       $11,228,330.50   $  1,658,252.02                --
Compdent Corp.                                  700,000               --       $24,947,364.80   $(13,608,883.14)               --
Gulf South Medical Supply, Inc.               1,160,400     $ 1,282,550.00     $33,798,689.00   $(12,095,200.71)               --
Gymboree Corp.                                1,447,000     $ 1,655,031.00     $41,136,097.80   $ (6,281,925.77)               --
Health Care and Retirement Corp.              2,250,000     $11,690,150.00     $14,545,635.10   $  5,934,125.45                --
IMC Mortgage Co.                                   --       $18,743,517.50             --                  --                  --
Jacor Communications Inc., Conv. Sr                --       $ 6,592,812.50             --                  --                  --
    LYON, 5.50%, 06/12/11
Marine Drilling Company, Inc.                 2,000,000     $14,086,596.50     $19,355,346.50   $  3,042,405.66                --
Men's Wearhouse, Inc. (The)                   1,075,050     $10,244,757.40               --                --                  --
Micro Warehouse, Inc.                         1,250,000     $14,742,964.10     $ 4,235,843.20   $ (2,789,443.20)               --
Network General Corp.                         2,185,000     $ 1,465,750.00     $32,819,134.40   $    790,514.68                --
PairGain Technologies, Inc.                   1,366,100     $54,247,005.70     $27,867,889.00   $ 47,582,548.95                --
Petco Animal Supplies, Inc.                     675,000     $ 3,458,962.50               --                --                  --
Sync Research, Inc.                             500,000               --       $18,771,257.50   $(17,072,587.24)               --
Tecnomatix Technologies Ltd.                    329,500     $ 4,496,994.40               --                --                  --
Trump Hotels & Casino Resorts, Inc.           1,540,800               --       $34,898,350.00   $(17,803,354.14)               --
Varco International, Inc.                     1,326,100     $ 8,338,719.00     $ 4,721,599.00   $   (131,017.00)               --
Western Wireless Corp.-Class A                  550,000               --       $13,393,251.40   $ (7,287,359.01)               --

                                              Share Balance    Market Value
                                                October 31,     October 31,
           Name Of Issuer                           1997            1997
----------------------------------------------------------------------------
Aames Financial Corp.                             900,000     $   13,162,500
American HomePatient Inc.                         750,000     $   19,312,500
ACT Networks, Inc.                                   --                 --
American Radio Systems Corp.                         --                 --
Apple South, Inc.                               2,000,000     $   37,250,000
Applebee's International, Inc.                  1,700,000     $   37,718,750
Apria Healthcare Group, Inc.                         --                 --
Billing Information Concepts                      780,000     $   30,615,000
CapMAC Holdings Inc.                              424,800     $   12,744,000
CDW Computer Centers, Inc.                      1,200,000     $   74,400,000
Cerner Corp.                                    1,750,000     $   42,437,500
Chacellor Corp.-Class A                              --                 --
Compdent Corp.                                       --                 --
Gulf South Medical Supply, Inc.                      --                 --
Gymboree Corp.                                       --                 --
Health Care and Retirement Corp.                1,815,000     $   68,629,688
IMC Mortgage Co.                                1,500,000     $   26,062,500
Jacor Communications Inc., Conv. Sr            14,450,000     $    8,849,614
    LYON, 5.50%, 06/12/11
Marine Drilling Company, Inc.                   1,500,000     $   44,437,500
Men's Wearhouse, Inc. (The)                     1,500,050     $   58,126,938
Micro Warehouse, Inc.                           1,925,200     $   28,878,000
Network General Corp.                                --                 --
PairGain Technologies, Inc.                     1,500,000     $   42,375,000
Petco Animal Supplies, Inc.                       850,000     $   26,137,500
Sync Research, Inc.                                  --                 --
Tecnomatix Technologies Ltd.                      479,500     $   14,804,563
Trump Hotels & Casino Resorts, Inc.                  --                 --
Varco International, Inc.                       1,500,000     $   91,406,250
Western Wireless Corp.-Class A                       --                 --

Schedule of Affiliated Company Transactions
AIM Aggressive Growth Fund


                                            Share Balance                                  Realized
                                              October 31,    Purchase        Sales           Gain           Dividend
              Name of Issuer                     1996          Cost          Cost           (Loss)           Income
---------------------------------------------------------------------------------------------------------------------
Applied Microsystems Corp.                     200,000             --    $ 1,834,792     $  809,591             --
Arbor Health Care Co.                          450,000     $8,923,588     10,004,838      1,582,038             --
Benchmarq Microelectronics, Inc.               375,000        917,670             --             --             --
Brightpoint Inc.                               499,950      6,223,611      2,379,947      4,685,264             --
Cannondale Corp.                               400,000      1,081,250      7,875,376        453,432             --
CFI ProService, Inc.                           165,000             --      2,543,310        321,546             --
Children's Comprehensive Services, Inc.             --      7,070,140             --             --             --
Cyberoptics Corp.                                   --      4,768,175             --             --             --
Daisytek International Corp.                   394,700     12,913,796      8,460,974       (101,804)            --
Engineering Animation, Inc.                    310,100             --             --             --             --
Hub Group, Inc.                                400,000      2,800,000      2,241,024      1,442,101             --
Insight Enterprises, Inc.                           --     11,183,645             --             --             --
Intelliquest Information Group, Inc.           375,000      4,403,275             --             --             --
Iridex Corp.                                   150,000      1,509,522      1,509,522       (802,370)            --
ITEQ, Inc.                                          --      4,483,440             --             --             --
Loehmann's Holdings, Inc.                      500,000             --     11,395,110     (6,710,565)            --
Logan's Roadhouse, Inc.                             --     10,413,129             --             --             --
Marks Brothers Jewelers, Inc.                  275,000             --      4,099,172     (1,627,976)            --
Maverick Tube Corp.                                 --      7,151,210      2,001,002      2,176,434             --
MicroTouch Systems, Inc.                            --     11,102,844             --             --             --
National Dentex Corp.                          185,000             --      5,501,250       (379,953)            --
NCS HealthCare, Inc.                           200,000      1,369,690      3,005,276        188,377             --
NS Group, Inc.                                      --     12,429,756      4,914,000      3,369,325             --
Orcad, Inc.                                    320,000             --      3,844,024     (1,659,777)            --
Performance Food Group Co.                     458,750             --      7,404,736     (1,346,508)            --
Segue Software, Inc.                           100,000             --      2,255,300       (903,245)            --
Sipex Corp                                     600,000      5,574,720      3,592,500      1,820,384             --
STB Systems, Inc.                                   --     11,624,679             --             --             --
Suburban Ostomy Supply Co.                     556,900      6,782,174     10,114,559     (1,103,163)            --
TESSCO Technologies Inc., Inc.                 300,000     10,209,968      7,438,152     (1,363,012)            --
Tollgrade Communications, Inc.                      --      8,649,762             --             --             --
Unify Corp.                                    500,000             --      7,268,688     (4,918,651)            --


                                            Share Balance   Market Value
                                               October 31,    October 31,
              Name of Issuer                     1997           1997
------------------------------------------------------------------------
Applied Microsystems Corp.                          --             --
Arbor Health Care Co.                               --             --
Benchmarq Microelectronics, Inc.               425,000      8,818,750
Brightpoint Inc.                               700,106     23,103,498
Cannondale Corp.                                    --             --
CFI ProService, Inc.                                --             --
Children's Comprehensive Services, Inc.        436,100      7,870,243
Cyberoptics Corp.                              300,000      8,250,000
Daisytek International Corp.                   250,000      9,531,250
Engineering Animation, Inc.                    310,100     13,683,162
Hub Group, Inc.                                200,000      6,100,000
Insight Enterprises, Inc.                      525,000     20,540,625
Intelliquest Information Group, Inc.           525,000      8,925,000
Iridex Corp.                                        --             --
ITEQ, Inc.                                     650,000      8,125,000
Loehmann's Holdings, Inc.                           --             --
Logan's Roadhouse, Inc.                        452,000      8,079,500
Marks Brothers Jewelers, Inc.                      --              --
Maverick Tube Corp.                            455,000     16,038,750
MicroTouch Systems, Inc.                       525,000     12,665,625
National Dentex Corp.                               --             --
NCS HealthCare, Inc.                           125,000      2,921,875
NS Group, Inc.                                 500,000     13,375,000
Orcad, Inc.                                         --             --
Performance Food Group Co.                          --             --
Segue Software, Inc.                                --             --
Sipex Corp                                     840,000     32,875,000
STB Systems, Inc.                              400,000     11,750,000
Suburban Ostomy Supply Co.                          --             --
TESSCO Technologies Inc., Inc.                 350,000      7,525,000
Tollgrade Communications, Inc.                 350,000      8,618,750
Unify Corp.                                         --             --